                                  EXHIBIT (5)
                                  -----------


                            FORM OF APPLICATION FOR
                  THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

[LOGO OF PFL    PFL Life Insurance Company
APPEARS HERE]   4333 EDGEWOOD ROAD NE
                CEDAR RAPIDS, IOWA 52499

APPLICATION FOR
INDIVIDUAL VARIABLE ANNUITY        PRODUCT NAME:
                                                --------------------------------

 1.  ANNUITANT (Must be a natural person)
--------------------------------------------------------------------------------

 NAME:
      ------------------------------------------------------------------------
 ADDRESS:
         ---------------------------------------------------------------------
 CITY, STATE:
             -----------------------------------------------------------------
 ZIP:     -      TELEPHONE:   (    )        -
     ----- ----            ---------------------------------------------------
 DATE OF BIRTH:               AGE:                   SEX:  [_] FEMALE  [_] MALE
               --------------     ----------------
 SS#:                                      CITIZENSHIP:  [_] U.S.  [_]  OTHER
     -------------------------------------
--------------------------------------------------------------------------------

 2. POLICY OWNER (If other than annuitant)
--------------------------------------------------------------------------------
 If the owner is a trust, please provide verification of trustees.

 NAME:
      ------------------------------------------------------------------------
 ADDRESS:
         ---------------------------------------------------------------------
 CITY, STATE:
             -----------------------------------------------------------------
 ZIP:     -      TELEPHONE:   (    )        -
     ----- ----            ---------------------------------------------------
 DATE OF BIRTH:               AGE:                   SEX:  [_] FEMALE  [_] MALE
               --------------     ----------------
 SS#:                                      CITIZENSHIP:  [_] U.S.  [_]  OTHER
     -------------------------------------
--------------------------------------------------------------------------------


 3. [_]  JOINT POLICY OWNER  [_]  CONTINGENT POLICY OWNER
--------------------------------------------------------------------------------
 IF the owner is a trust, please provide verification of trustees.

 NAME:
      ------------------------------------------------------------------------
 ADDRESS:
         ---------------------------------------------------------------------
 CITY, STATE:
             -----------------------------------------------------------------
 ZIP:     -      TELEPHONE:   (    )        -
     ----- ----            ---------------------------------------------------
 DATE OF BIRTH:               AGE:                   SEX:  [_] FEMALE  [_] MALE
               --------------     ----------------
 SS#:                                      CITIZENSHIP:  [_] U.S.  [_]  OTHER
     -------------------------------------
--------------------------------------------------------------------------------

 4. BENEFICIARY DESIGNATION  (Include Relationship to Annuitant)
--------------------------------------------------------------------------------

 PRIMARY:                                               /
          -------------------------------------------    ----------------------
                                                              Relationship
 PRIMARY:                                               /
          -------------------------------------------    ----------------------
                                                              Relationship
 PRIMARY:                                               /
          -------------------------------------------    ----------------------
                                                              Relationship
 PRIMARY:                                               /
          -------------------------------------------    ----------------------
                                                              Relationship
 CONTINGENT:                                            /
             ----------------------------------------    ----------------------
                                                              Relationship
 CONTINGENT:                                            /
             ----------------------------------------    ----------------------
                                                              Relationship
 CONTINGENT:                                            /
             ----------------------------------------    ----------------------
                                                              Relationship
 CONTINGENT:                                            /
             ----------------------------------------    ----------------------
                                                              Relationship
--------------------------------------------------------------------------------

 5. TYPE OF ANNUITY
--------------------------------------------------------------------------------

 [_]  NON-QUALIFIED                            [_]  IRA  (Also complete Box 6)

 [_]  OTHER _________________                  [_]  SEP  (Also complete Box 6)

--------------------------------------------------------------------------------

6. IRA/SEP INFORMATION
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 $            CONTRIBUTION FOR TAX YEAR
   ----------                           -------------------------
 $            TRUSTEE TO TRUSTEE TRANSFER
   ----------
 $            ROLLOVER FROM: (Check one) [_] 403(b)   [_] Pension
   ----------

 [_]  Other Qualified Plan (specify):
                                     ---------------------------------------
--------------------------------------------------------------------------------

7. PURCHASE PAYMENT (Make check payable to PFL Life Insurance Company)
--------------------------------------------------------------------------------

 INITIAL PREMIUM AMOUNT $
                         -----------------------------------------------------
--------------------------------------------------------------------------------

8. ALLOCATION OF PREMIUM PAYMENTS  (Whole percentages only)
--------------------------------------------------------------------------------
 Atlas Advisers, Inc.

 BALANCED GROWTH                                                            .0%
                                                                  -------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Dreyfus Corporation

 CAPITAL APPRECIATION                                                       .0%
                                                                  -------------
 DISCIPLINED STOCK                                                          .0%
                                                                  -------------
 GROWTH & INCOME                                                            .0%
                                                                  -------------
 QUALITY BOND                                                               .0%
                                                                  -------------
 SMALL CAP                                                                  .0%
                                                                  -------------
 SMALL CAP VALUE (ENDEAVOR)                                                 .0%
                                                                  -------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Federated Advisers

 HIGH INCOME BOND                                                           .0%
                                                                  -------------
 UTILITY                                                                    .0%
                                                                  -------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Janus Capital Corporation

 GLOBAL (WRL)                                                               .0%
                                                                  -------------
 GROWTH (WRL)                                                               .0%
                                                                  -------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Op Cap Advisors

 VALUE EQUITY PORTFOLIO                                                     .0%
                                                                  -------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 T. Rowe Price Associates, Inc.

 EQUITY INCOME (ENDEAVOR)                                                   .0%
                                                                  -------------
 GROWTH STOCK (ENDEAVOR)                                                    .0%
                                                                  -------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Van Kampen American Capital Asset Management, Inc.

 EMERGING GROWTH (WRL)                                                      .0%
                                                                  -------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PFL Life - Fixed Account Options
   One Year Fixed Option:                                                   .0%
                                                                  -------------
 ------------------------------------------------------------------------------
   Guaranteed Period Options (with Excess Interest Adjustment):
                                                          5 YEARS           .0%
                                                                  -------------
                                                          7 YEARS           .0%
                                                                  -------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Additional:                                                                .0%
            -------------------------------------------------------------------
                                                                            .0%
 ------------------------------------------------------------------------------
                                                                            .0%
 ------------------------------------------------------------------------------
                                                                            .0%
 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    INVESTMENT ALLOCATIONS MUST TOTAL 100%
--------------------------------------------------------------------------------

 9.  TELEPHONE TRANSFER/REALLOCATION AUTHORIZATION
--------------------------------------------------------------------------------


     [_] I authorize changing the allocation of any purchase payments and/or to transfer funds among my investment choices based on my telephone instructions.

     I am aware that telephone instructions will be recorded to protect me and the company and will be put into effect when proper identification is provided.

--------------------------------------------------------------------------------
10. WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE POLICY?
--------------------------------------------------------------------------------
 [_] NO  [_] YES - Please state Policy No. and Company

 Name:
      ------------------------------------------------------------------------
--------------------------------------------------------------------------------

11. If the annuitant is not the owner. You, the owner may elect the following regarding payment of the death benefit. If this election is not made, the owner will become the annuitant and the death benefit will not be payable until the death of the owner.
--------------------------------------------------------------------------------

    [_]  At the Annuitant's death, I wish to
         have the death benefit paid to the
         named beneficiary.  (Policy Owner        --------------------------
         Initials required for this option)        Policy Owner(s) Initials

--------------------------------------------------------------------------------

ATVA-APP 397

APPLICATION FOR VARIABLE ANNUITY POLICY

 12. DOLLAR COST AVERAGING
--------------------------------------------------------------------------------

 By signing below I authorize the Company to transfer funds from the One Year Fixed Option to invest in the portfolio(s), indicated below. Transfers will be made monthly, unless indicated differently below. I understand that the transfers will continue until I terminate the program in writing. I also understand that the Dollar Cost Averaging program is subject to the rules and restrictions associated with the PFL Life policy.

 Please                         Please Invest in Following Accounts for Each Transfer
 Invest:  $                     (Allocation Must Total 100%):
           ------------
          ---------             Atlas Balanced Growth       .0%   Federated Utility              .0%
                    Monthly     Dreyfus Capital                   Janus Global                   .0%
           -------  Transfers   Appreciation                .0%   Janus Growth                   .0%
          ---------             Dreyfus Disciplined Stock   .0%   Op Cap Value Equity            .0%
          ---------             Dreyfus Growth & Income     .0%   T. Rowe Price Equity Income    .0%
                    Quarterly   Dreyfus Quality Bond        .0%   T. Rowe Price Growth Stock     .0%
           -------  Transfers   Dreyfus Small Cap           .0%   Van Kampen Emerging Growth     .0%
          ---------             Dreyfus Small Cap Value     .0%   Additional:                    .0%
                                Federated High Income Bond  .0%              -----------------------

--------------------------------------------------------------------------------
 13. ASSET REBALANCING...Not available when Dollar Cost Averaging is in effect or when any other transfer is requested.
--------------------------------------------------------------------------------
 By signing below, I am authorizing the Company to automatically transfer amounts among the One Year Fixed Option and the sub-accounts (as indicated below) on a regular basis to maintain a desired allocation. Asset Rebalancing is not available for any amounts in the Guaranteed Period Options of the Fixed Account nor when Dollar Cost Averaging is in effect.

  Rebalance:            Rebalance in Following Accounts  (Allocation must equal 100%)
  [_]  Monthly          Atlas Balanced Growth           .0%    Dreyfus Small Cap Value     .0%   Op Cap Value Equity             .0%

                                                      -----                               ----                                ------

  [_]  Quarterly        Dreyfus Capital Appreciation    .0%    Federated High Income Bond  .0%   T. Rowe Price Equity Income     .0%

                                                      -----                               ----                                ------

  [_]  Semi-Annual      Dreyfus Disciplined Stock       .0%    Federated Utility           .0%   T. Rowe Price Growth Stock      .0%

                                                      -----                               ----                                ------

  [_]  Annual           Dreyfus Growth & Income         .0%    Janus Global                .0%   Van Kampen Emerging Growth      .0%

                                                      -----                               ----                                ------

  Date to Begin:        Dreyfus Quality Bond            .0%    Janus Growth                .0%   Additional:                     .0%

                                                      -----                               ----              ----------------- ------

      /    /            Dreyfus Small Cap               .0%    One Year Fixed Option       .0%
  ---- ---- ---                                       -----                               ----
                                                                                                        TOTAL                 100.0%

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To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity policy issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be not liability on the part of the Company and any purchase payments submitted shall be returned.

    I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

    Receipt of a current prospectus of the Atlas Portfolio Builder Variable Annuity and underlying funds is hereby acknowledged.

    [_] Please check if you wish to receive the Statement of Additional Information.

    I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.

When funds are allocated to the Guaranteed Periods of the Fixed Account, cash values under the policy may increase or decrease in accordance with the Excess Interest Adjustment prior to the end of any Guaranteed Period.
--------------------------------------------------------------------------------
                            --------------------------------------------------
14a. BE SURE TO COMPLETE     Under penalties of perjury, I hereby certify (1)
     THIS SECTION            that the Social Security or Tax ID Number listed
                             above is correct and (2) that I am currently not
                             subject to backup withholding [cross out (2) if
                             not correct] (see below).  The Internal Revenue
                             Service does not require your consent to any
                             provision of this application other than the
                             certifications required to avoid backup
                             withholding.
                            --------------------------------------------------

Signed at                                  this     day of           , 19
         ----------------------------------    -----      -----------    ----
          (City, State)

--------------------------   ------------------------   -----------------------
   Annuitant Signature          Owner Signature (if      Joint Owner (successor
                             different from Annuitant)      owner signature)

--------------------------------------------------------------------------------
14b. Spousal consent is required when spouse is not designated a Policy Owner and/or a Primary Beneficiary if the policy is purchased in or the Owner(s) reside in a community property or marital property state (AZ, CA, TX). By signing below, I (consenting spouse) hereby give my consent to the designation of any person or entity as primary beneficiary or owner of the policy being applied for. I understand that such designation may change the community property or marital property rights I may have in the policy.

     If there is no spouse, please
     indicate marital status by                                     , 19
     checking applicable box.      ----------------------- ---------    --
     [_] Never married; or         Signature of Spouse     Date Signed
     [_]  Spouse deceased; or
     [_]  I am divorced
--------------------------------------------------------------------------------
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15a. SELLING AGENT USE ONLY - NOT TO BE FILLED IN BY APPLICANT
I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER NEEDS.

                            (    )    -                                 /   /
--------------------------  ------------------ -------------------    ---------
Agent Name (Please Print)    Agent Telephone    Licensed Agent           Date
                                                   Signature


---------------------------------------------------------  -------------------
Agent Address                                              Agent Number/Branch

15b. Do you have reason to believe the policy applied for is to replace any existing annuity or insurance owned by applicant?

     [_] No [_] Yes, Company Name
                                 -------------------------------------
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Please make check payable to PFL LIFE INSURANCE COMPANY
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** Purpose of Statement.  This statement is for the payer (Insurance Company)
of interest, dividends, and certain other payments so that you will not be subject to the 31% backup withholding that became effective January 1, 1984.

     This statement is used to report and certify your taxpayer identification number (TIN) to the payer, to certify that you are not subject to backup withholding because of underreporting interest and dividends on your tax return, and to claim exemption from backup withholding if you are an exempt payee.

     If you do not certify your TIN, the payer may be required to withhold 20% of payments made to you.

What is Backup Withholding. The Interest and Dividend Tax Compliance Act of 1983 required payers to withhold and pay to IRS 31% of payments of interest, dividends, and certain other payments under certain conditions. This is called "backup withholding." If you give your correct TIN, certify your TIN when required, and report all of your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding.

     Payments you receive will be subject to backup withholding if:

     1) You do no furnish your TIN to the payer, or; (2) IRS notifies the payer that you furnished an incorrect TIN, or; (3) You are notified by IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for interest and dividend accounts only), or; (4) You fail to certify to the payer that you are not subject to backup withholding under (3) above (for interest and dividend accounts opened after 1983 only), or; (5) You fail to certify your TIN. This applies only to interest, dividend broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

For other payments, you are subject to backup withholding only if (1) or (2) above applies.
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                         PLEASE FILL OUT THE FRONT PAGE
                       ----------------------------------
ATVA-APP 397 B